UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2013

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:                                                                                                           (718) 782-6200

None
(Former name or former address, if changed since last report)

Item 5.03       Amendment of Bylaws

On October 30, 2013, the Board of Directors of Dime Community Bancshares, Inc. amended its Bylaws to reduce the maximum number of Board seats to eleven and eliminate the mandatory retirement age for Directors.

Item 5.05       Amendment of Code of Ethics

On October 30, 2013, the Board of Directors of Dime Community Bancshares, Inc. approved various amendments to the Code of Business Ethics of Dime Community Bancshares, Inc. and Subsidiaries.  A copy of the amended  Code of Business Ethics of Dime Community Bancshares, Inc. and Subsidiaries is attached as Exhibit 99.2R.

Item 9.01.   Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.

99.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.

99.2R	Amended and Restated Code of Business Ethics of Dime Community Bancshares, Inc. and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ KENNETH J. MAHON
By:  ___________________________________________
Kenneth J. Mahon
Senior Executive Vice President and Chief Financial Officer

Dated: October 30, 2013

INDEX TO EXHIBITS

Exhibit Number

99.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.

99.2R	Amended and Restated Code of Business Ethics of Dime Community Bancshares, Inc. and Subsidiaries